                                                                  EXHIBIT 10.17

                     INFORMATION PROCESSING SYSTEM AGREEMENT

                                 BY AND BETWEEN

                              OPEN SOLUTIONS INC.,

                             A DELAWARE CORPORATION

                                      (OSI)

                                       AND

                        PINNACLE FINANCIAL PARTNERS INC.

                                   (LICENSEE)

                         EFFECTIVE AS OF JULY 12, 2000


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


                                               TABLE OF CONTENTS
                                    INFORMATION PROCESSING SYSTEM AGREEMENT

INFORMATION  PROCESSING  SYSTEM  AGREEMENT...........................................................................1
1. Parties...........................................................................................................3
2. Components........................................................................................................3
3. Definitions.......................................................................................................3
4. Entirety of Agreement.............................................................................................7
5. Products and Services.............................................................................................7
6. Payments and Terms of Payment.....................................................................................8
7. Fees..............................................................................................................9
8. Term.............................................................................................................12
9. Termination......................................................................................................12
10. State Laws......................................................................................................13
11. Amendments......................................................................................................13
12. Acceptance......................................................................................................13
13. Limitation of Liability.........................................................................................13
14. Warranties, Representations and Limitations.....................................................................15
15. Notification of Changes.........................................................................................15
16. Confidentiality.................................................................................................16
17. Remedies for Breach.............................................................................................17
18. Miscellaneous...................................................................................................19

INITIAL  PRODUCT  ORDER.............................................................................................22

IMPLEMENTATION FEE  SCHEDULE........................................................................................28

Conversion Support Services Fee.....................................................................................28
Data Conversion Services Fee........................................................................................28
Client Server Implementation Fee....................................................................................28
Certification of Network................................. ..........................................................28
Training Fee........................................................................................................28
Optional OSI Modules................................................................................................29

LICENSE  FEE  SCHEDULE..............................................................................................30

END  USER  SOFTWARE  LICENSE........................................................................................32

1. Grant of License.................................................................................................32
2. Ownership of Software............................................................................................33
3. Infringement.....................................................................................................33

SUPPORT  SERVICES  TERMS  AND  CONDITIONS...........................................................................35

1. Support Coverage.................................................................................................35
2. Support Services.................................................................................................35
3. Term of Support Services.........................................................................................35
4. Remote Support Service...........................................................................................36
5. Response, Problem Resolution Standards and Error Correction......................................................36

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

6. Exclusions.......................................................................................................36

ANNUAL SUPPORT FEESCHEDULE..........................................................................................38

IMPLEMENTATION  TERMS  AND  CONDITIONS..............................................................................39

1. Implementation...................................................................................................39
2. Implementation Services..........................................................................................41
3. Fees and Payment.................................................................................................41
4. Term and Termination.............................................................................................42
5. Exclusions.......................................................................................................42
6. Limitation of Liability..........................................................................................42

TRAINING  SCHEDULE..................................................................................................43

ESCROW  TERMS  AND  CONDITIONS......................................................................................46

1. Source Code Agreement............................................................................................46
2. License..........................................................................................................46
3. Definitions......................................................................................................47

AMENDMENTS  TO  AGREEMENT...........................................................................................48

1.    PARTIES

This INFORMATION PROCESSING SYSTEM AGREEMENT (the "Agreement") is made and entered into by and between Open Solutions Inc., a Delaware corporation (OSI), and:

                  PINNACLE FINANCIAL PARTNERS, INC.(the "Licensee") whose address is: 3401 WEST END AVENUE, SUITE 306
                  NASHVILLE, TN 37203

as of the "Effective Date" (as defined in section 3.9 below).

2.    COMPONENTS

This Agreement incorporates the following attachments which bear the same Agreement Number as set out in the header to this page above, each such attachment being referred to individually as an "Attachment" and collectively as the "Attachments":

      a) Initial Product Order  (Attachment # 1).
      b) End User Software License  (Attachment # 2).
      c) Support Services Terms and Conditions (Attachment # 3).
      d) Annual Support Fee Schedule, which shall be updated from time to time (Attachment # 4).
      e) Implementation Terms and Conditions (Attachment # 5).
      f) Training Schedule (Attachment # 6).
      g) Escrow Terms and Conditions (Attachment # 7).
      h) Amendments to Agreement (Attachment # 8)
      I) VERSION 3.4 OF THE OSI DOCUMENTATION (EXHIBIT A)

This Agreement may also incorporate Subsequent Product Orders and Service Orders bearing the same Agreement Number as set out above, provided that:

      a) OSI has provided the Subsequent Product Order or Service Order form to Licensee;
      b) OSI and the Licensee both execute such Subsequent Product
         Order or Service Order; and
      c) Attachments to a Subsequent Product Order or a Service Order shall only apply to the Subsequent Product Order or Service Order to which they are attached. Such attachments shall have no force or effect as to any other product order, service order, purchase order, confirmation or similar form, whether pre-existing or subsequently entered into, even if signed by the parties after the date hereof.

3.    DEFINITIONS

For purposes of this Agreement, capitalized terms wherever defined and used shall have the same meaning throughout this Agreement, unless specifically by the context where used. The following

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definitions shall apply throughout this Agreement and its Attachments:

     3.1 ACCOUNT(S): The combined totals of Licensee's liability and asset accounts processed on the Software.

     3.2 ASSET SIZE: The total assets as described in the Licensee's most recent quarterly report of condition ("Call report") filed with the Primary Regulator.

     3.3 CONVERSION: The conversion and formatting of Licensee's existing data for use with the Licensed Software.

     3.4 CURRENT RELEASE: The version of the Licensed Software most recently distributed by OSI to its clients

     3.5 DELIVERY: The installation of the Current Release of the Licensed Software on the Licensee's Designated Computer Hardware or other acceptable computer hardware as may be designated by the Licensor and Licensee from time to time. Delivery shall also include the provision by OSI to Licensee of certain Licensed Software including Optional Modules and Third Party Interfaces for installation.

     3.6 DESIGNATED COMPUTER HARDWARE: The computer and network equipment listed on the Initial Product Order which OSI believes is compatible with the Licensed Software (as hereinafter defined), and such other computer and network equipment which OSI believes is compatible with the Licensed Software.

     3.7 DESIGNATED LOCATION: The street address of the primary data base server which is part of the Designated Computer Hardware. The Licensee may change the Designated Location by providing written notice to OSI.

     3.8 DOCUMENTATION: All technical materials and documents, whether in hard copy or magnetic media or machine readable form, regarding the capabilities, operation, installation and use of the Licensed Software (as hereinafter defined). The current version of the Documentation that has been released is Version 3.4, which shall be updated at OSI's discretion from time to time. A copy of this documentation is incorporated by reference into this Agreement as Exhibit A.

     3.9 EFFECTIVE DATE: The date that this Agreement is last signed by the duly authorized signatory of either OSI or Licensee.

     3.10 ERROR: A condition in the Licensed Software which causes the OSI Proprietary Software to fail to operate correctly.

     3.11 ERROR CORRECTION: The use of commercially reasonable efforts to correct Errors.

     3.12 FIX: The repair of Licensed Software to remedy an Error.

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     3.13 LICENSE. The non-exclusive, non-transferable, non-assignable, non-sublicensable right to use OSI's Proprietary Software, or Third Party Software licensed from OSI during the Term of this Agreement subject to the restrictions set out in the End User Software License (Attachment # 2).

     3.14 HIGHER LEVEL LICENSE FEE: A license fee required to be paid by Licensee as a result of Licensee or any entity in the Licensee Group merging, adding affiliates or otherwise increasing beyond the aggregate number of accounts for which Licensee has already paid a License Fee or a Higher Level License Fee under this Agreement.

     3.15 IMPLEMENTATION: The provision of services and processes in accordance with Implementation Terms and Conditions (Attachment #5). in order for the Licensed Software to be properly installed and operated with Licensee's data after Conversion.

     3.16 INCURRED EXPENSES: Reasonable travel and living expenses and other reasonable out-of-pocket expenses incurred in Implementation, Training, or Support Services, including (without limitation) file conversion costs; optional products and services, or hardware requested or authorized by Licensee; shipping charges; courier or delivery charges; tape, cartridge or diskette costs; or voice or non-voice telephone or communication costs.

     3.17 INITIAL PRODUCT ORDER: Attachment #1 which states the products and services initially ordered by Licensee under this Agreement for the fees stated in the Initial Product Order.


     3.18 LICENSE YEAR: Any 12 month period that commences on the Effective Date, or an anniversary of the Effective Date, and ends at midnight on the day before an anniversary of the Effective Date.

     3.19 LICENSED SOFTWARE: All versions of OSI's Proprietary Software (as hereinafter defined) and Third Party Software (as hereinafter defined) licensed by OSI to Licensee under this Agreement.

     3.20 LICENSEE GROUP: A subsidiary or affiliate of the Licensee, the parent corporation of Licensee, and any holding company of which Licensee is a subsidiary. For the purpose of this subsection, an affiliate will mean a corporation that is more than fifty percent (50%) owned directly or indirectly by the parent corporation of a Licensee, a subsidiary shall be a corporation of which Licensee directly or indirectly owns more than fifty percent (50%), and a parent corporation shall be a corporation that directly or indirectly owns more than fifty percent (50%) of Licensee, but only so long as such entities continue to qualify as such an affiliate, subsidiary or parent corporation.

     3.21 LIVE PRODUCTION: Processing Licensee's data in an actual production mode as opposed to testing mode only.

     3.22 LIVE PRODUCTION DATE: The actual date on which Live Production first occurs as

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          documented by OSI in writing to Licensee.

     3.23 PREVIOUS SEQUENTIAL RELEASE: The release of the Licensed Software replaced by a subsequent release of the same Licensed Software.

     3.24 PRODUCT UPDATES: New releases of the Licensed Software which support new regulations and provide product enhancements and Fixes. Product Updates consist of one copy of published revisions to the printed Documentation and one copy of revisions to the machine readable Licensed Software incorporated in the Product Updates.

     3.25 OSI'S DATABASE MODEL: The version(s) of the database model, design and algorithm owned and developed by OSI and incorporated into OSI's Proprietary Software (as hereinafter defined).

     3.26 OSI'S PROPRIETARY SOFTWARE: All version(s) of software owned by OSI and OSI's Database Model.

     3.27 OSI BASE SYSTEM: The OSI Proprietary Software containing the functional content defined as part of the base system in the Initial Product Order and referred to as The Complete Banking Solution in the Initial Product Order..

     3.28 OSI OPTIONAL MODULES: Software modules developed and proprietary to OSI which are not included as part of the base system but which may be licensed by Licensee for an additional license fee.

     3.29 REMOTE LOCATIONS: The street addresses of locations other than the Designated Location where terminals and computers are connected to the Licensed Software through the Licensee's local and wide area networks. The Licensee may change Remote Locations by providing written notice to OSI.

     3.30 SCHEDULED LIVE PRODUCTION DATE: The date specified in the initial product order on which the Licensee anticipates using the Software for Live Production.

     3.31 SEATS: Term used for the users of the Licensed Software as represented by the actual number of physical computer devices attached directly or through a network to the Designated Hardware multiplied by a factor in order to estimate concurrent users of the Licensed Software for purposes of calculating license fees for the relevant portion of the License Software.

     3.32 SOFTWARE: The version(s) of OSI's Proprietary Software, and Third Party Software (as hereinafter defined) ordered by Licensee through OSI, as set forth in the Product Orders, in object code format or database code format, together with the Documentation provided to Licensee by OSI, including updates, modifications or new releases of such software programs and Documentation that may be provided by OSI to the Licensee from time to time.

     3.33 SPECIFICATIONS: All specifications set forth in:

          a)   this Agreement,
          b) the Report (as defined in the Implementation Terms and Conditions)
          c)   the Documentation and
          d) all other functional and technical specifications applicable to the Licensed Software.

     3.34 SUBSEQUENT PRODUCT ORDER. Any order placed by Licensee after the Initial Product Order.

     3.35 SERVICES: OSI support services as described in Attachment 3.

     3.36 TELEPHONE SUPPORT: Technical support telephone assistance provided by OSI to the Technical Support Contact concerning problem resolution and the use of the then current release of Licensed Software and the Previous Sequential Release.

     3.37 TERM: The Term of this Agreement shall commence on the Effective Date, and shall continue for five (5) years from the Live Production Date . The Term shall include any extension of such initial term or any subsequent term as provided for herein.

     3.38 THIRD PARTY SOFTWARE: All version(s) of:

          a) Software owned by third parties and integrated by OSI into OSI's Proprietary Software and provided and sub-licensed to Licensee by OSI ("Third Party Software Licensed from OSI"), and
          b) Software owned by third parties under which, or with which, OSI's Proprietary Software operates and which is provided and licensed to Licensee by third party providers ("Third Party Software Licensed from Third Party").

4.    ENTIRETY OF AGREEMENT

Each party's acceptance of this Agreement (as indicated by execution hereof by their duly authorized representative) was and is limited to and is expressly conditioned upon the other party's acceptance of the terms contained in this Agreement, and its Attachments, to the exclusion of all other terms. Accordingly, both parties agree that this Agreement and its Attachments are the complete and exclusive statement of the mutual understanding of the parties and shall and do supersede and cancel all previous written and oral agreements and communications relating to the subject matter of this Agreement and its Attachments.

5.    PRODUCTS AND SERVICES

OSI will provide Licensee with the following:

      a) OSI's Licensed Software as indicated on the Initial Product Order.
      b) a limited license to use the Licensed Software, subject to the conditions set forth in the END USER SOFTWARE LICENSE.
      c) the maintenance and support services set forth in the SUPPORT SERVICES TERMS AND

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          CONDITIONS on the terms set forth therein and subject to the ANNUAL
          SUPPORT FEE SCHEDULE.

     d) the initial review, on-site survey and system implementation, as set forth in the IMPLEMENTATION TERMS AND CONDITIONS, and training services as set forth in the TRAINING SCHEDULE.

     e) a full and current version and previous version of the Proprietary Software in escrow, pursuant to the ESCROW TERMS AND CONDITIONS.

6.    PAYMENTS AND TERMS OF PAYMENT

The fees required to be paid by Licensee to OSI under this Agreement include, but may not be limited to, the initial License Fee, Third Party Software License Fees, Third Party Interface Fees, Higher Level License Fees, an Annual Support Fee, a Training Fee, an Implementation Fee and Incurred Expenses, all as set out below. In the event that Licensee requires, or requests, additional services then additional fees will be required. All invoices are due and payable upon receipt. If OSI fails to invoice for a fee or Incurred Expenses, such failure shall not waive the requirement for payment of the same. Any invoice or fee not paid within thirty (30) days of the date due shall incur interest at the rate of 1.5% per month from the due date until paid to cover OSI's costs of collections as well as interest, or, if lower, the maximum rate allowed by law unless payment has been withheld as a result of a good faith dispute which the parties agree to settle promptly. All amounts due under this Agreement shall be paid in US dollars.

Amounts payable to OSI hereunder are payable in full without deduction, or set off, and shall be in addition to all sales, use or other taxes or duties, which Licensee shall also be responsible for paying. If an invoiced amount is disputed, Licensee shall pay all undisputed amounts and notify OSI, in writing and within fifteen (15) days of the receipt of invoice, specifying the amount disputed and the nature of the dispute. OSI will investigate the disputed amounts and resolve the matter as quickly as possible, either confirming or revising the invoice as necessary. Licensee shall duly and timely pay all taxes and duties, however designated, levied or based upon amounts payable to OSI hereunder (exclusive of United States Federal, state or local taxes based upon the net income of OSI) or the license, use or possession of the Licensed Software. Licensee agrees to indemnify and hold OSI harmless from any such taxes or duties which any federal, state or local taxing authority requires OSI to pay. Licensee may challenge the applicability of any such tax so long as it fully complies with applicable law in making such challenge, to include paying the tax or giving OSI other satisfactory assurances of compliance, if payment is required in order to make such challenge.

7.    FEES

        7.1  INITIAL LICENSE FEES
        The Initial License Fees for the OSI Proprietary Software and OSI Optional Modules and Third Party Software Licensed From OSI, are set forth in the Initial Product Order and any subsequent Product Order(s). Such fees are exclusive of installation fees, if applicable. The Initial License Fee is calculated according to the License Fee Schedule set forth in the Initial Product Order (Attachment # 1).

          7.2 PAYMENT OF INITIAL LICENSE FEES AND THIRD PARTY SOFTWARE LICENSE FEES
          Initial License fees for OSI Proprietary Software and OSI Optional Modules and License Fees for Third Party Software Licensed From OSI are due and payable according to the following schedule:


                                      WHEN DUE                                  % PAYMENT
                                      --------                                  ---------

        Included with the Signed Agreement sent to OSI for Acceptance             10 %

        Delivery of  the OSI Proprietary Software and of
        Third Party Software Licensed  From OSI                                   10 %

        Upon Receipt of Charter                                                   30 %

        Live Production Date                                                      50%

        7.3  HIGHER LEVEL LICENSE FEES

        If Licensee or any entity in the Licensee Group, or any of them, merges, adds affiliates or otherwise increases beyond the aggregate number of actual accounts (active and inactive) for which Licensee has already paid a License Fee or an Higher Level License Fee under this Agreement, Licensee agrees to pay an additional Higher Level License Fee as provided for in Initial Product Order (Attachment # 1). Notwithstanding the above, there shall be no Higher Level License Fee unless or until Licensee exceeds 25,000 accounts at which point the standard License Fee
        Schedule in this Agreement shall apply. This amendment does not apply to those accounts added as a result of a merger or acquisition. If as a result of a merger or acquisition where the number of accounts added, when taken in combination with the number of existing accounts of the bank prior to the merger increases beyond the aggregate number of actual accounts (active and inactive) for which Licensee has already paid a License Fee or an Higher Level License Fee under this Agreement, Licensee agrees to pay an additional Higher Level License Fee in accordance with the standard provisions of this Agreement.

        7.4  ANNUAL SUPPORT FEES

        Annual support fees are based upon the list price of License Fees paid in accordance with The Initial Product Order (Attachment #1), Higher Level License Fees if applicable, Fees for Third Party Software Licensed from OSI as indicated on The Initial Product Order as well as Fees for additional third party software installed during the Term of this agreement including Fees resulting from additional usage of third party software as indicated in additional Seats installed, Fees for Third Party interfaces as indicated on the Initial Product Order as well as Fees for additional interfaces ordered and installed during the Term of this agreement and Fees for OSI Optional Modules as indicated on the Initial Product Order as well as Fees for additional OSI Optional Modules ordered and installed during the Term of this agreement and the Annual Support Fee Rate (Attachment #1) in effect at the commencement of a License Year.

        Support Services shall commence on the on the date of Delivery of the Licensed Software and shall continue for the initial Term and any subsequent term of this Agreement. The Annual Support Fee shall be billed on an annual basis, payable in advance of OSI's providing annual Support Services and shall be due and payable upon receipt by Licensee of OSI's invoice. Licensee's payment shall be due upon receipt of OSI invoice. Licensee shall be responsible for all taxes associated with Support Services other than any taxes based on OSI's net income. In the event Licensee fails to pay the Annual Support Fee to OSI by the due date, then to reinstate or renew Support Services, Licensee shall first pay OSI all unpaid prior Annual Support Fees, plus a late charge of 1.5% per month from the date due to the date of payment, prorated daily, and the then current Annual Support Fee, as computed in accordance with the License Fee Schedule of this Agreement.

        If OSI provides Support Services via a remote on-line connection to Licensee's Designated Computer Hardware, Licensee hereby agrees to assist OSI in the creation of such a remote on-line connection as part of the Implementation of the Software and agrees to maintain and allow OSI access to its Designated Computer Hardware and the Software through such remote on-line connection. In the event that the remote on-line connection is not available to OSI for reasons other than those under OSI's reasonable control necessitating that OSI's personnel have to attend Licensee's facility to perform Support Services that would otherwise have been provided via the remote on-line connection ("Additional Support Services"), Licensee agrees, in addition to the Annual Support Fee:

          a) to pay a per diem charge for all Additional Support Services at OSI's then standard rates for such services and

          b) to reimburse OSI for all Incurred Expenses incurred by or on behalf of OSI and its personnel in providing the Additional Support Services to Licensee at Licensee's facility, which shall have been pre-approved by Licensee in writing.

        Any such charges for Additional Support Services and Incurred Expenses shall be billed by OSI to Licensee on a monthly basis.

        7.5  IMPLEMENTATION FEES

        Fees shall be due and payable for the following services related to implementation and conversion (collectively referred to as "Implementation Fees"). Such Implementation Fees are set out in the Fee Schedule attached to the Initial Product Order (Attachment #1). Implementation fees shall be due and payable at the time of performance of the service for which the fee is charged. OSI shall be entitled to bill for and collect an additional Implementation Fee if Implementation is required whenever Licensee or any entity in the Licensee Group merges, adds affiliates, or otherwise changes its organization or structure such that implementation services are required from OSI.

               7.5.1 CONVERSION SUPPORT SERVICES FEE

               Licensee shall pay to OSI a Conversion Support Services Fee for OSI's agreement to perform the activities and processes provided for in subsections 1.a. and 1.f of the Implementation Terms and Conditions (Attachment #5).

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               7.5.2  DATA CONVERSION SERVICES FEE
               Licensee shall pay to OSI a Data Conversion Services Fee for OSI's agreement to perform the activities and processes provided for in subsections 1.e., 1.j., and 1.k of the Implementation Terms and Conditions (Attachment #5).

               7.5.3  CLIENT/SERVER IMPLEMENTATION SERVICES FEE
               Licensee shall pay to OSI a Client/Server Implementation Services Fee for OSI's agreement to perform the activities and processes provided for in subsections 1.b., 1.c., 1.d., 1.g, and 1.h of the Implementation Terms and Conditions (Attachment #5).

        7.6 TRAINING FEE A Training Fee is due and payable upon completion of the training. The Training Fee is set out in the Fee Schedule attached to the Initial Product Order.

        7.7  THIRD PARTY INTERFACE FEE
        Licensee shall pay to OSI a Third Party Interface Fee as set out in the Fee Schedule attached to the Initial Product Order (Attachment #1) for each Third Party Interface provided, or developed by OSI. Unless defined in an amendment to the contrary, all Third Party Interfaces are presumed to conform to OSI's standard interface format. If the Third Party Software for which the Third Party Interface has been provided is rewritten or modified in such a manner that only serves the needs of a single Licensee or vendor or requires the development of a non-standard interface, then OSI reserves the right to charge an additional Third Party Interface Fee for any such interface which must be rewritten or developed. In addition to Third Party Interface fees Licensee shall pay an annual support fee for Third Party Interfaces as provided for in paragraph 7.4 above. The Third Party Interface Fee shall be due and payable to OSI upon Delivery by OSI to Licensee of the Third Party Interface.

        7.8  INCURRED EXPENSES
        Incurred Expenses shall be due and payable immediately upon receipt by Licensee of OSI's invoice for such incurred expenses.

        7.9  FEE CHANGES
        OSI reserves the right to adjust its fees and prices at any time subject to thirty (30) days advanced notice. Such changes shall have no retroactive effect on Licensee. Fees for all Third Party Software Licensed through OSI is subject to change without notice based on the price that OSI is charged by such vendors for such products.

        7.10  OPTIONAL DECONVERSION SERVICES FEES
        Upon termination of this Agreement, if requested by Licensee within ninety (90) days of the termination, OSI shall provide services to Licensee in connection with such termination, for example assisting in data conversion. If Customer requests such services, then Licensee shall pay to OSI fees for such services based upon OSI's then standard rates plus all Incurred Expenses incurred by OSI in performing such services.

        7.11 COST OF HARDWARE PURCHASED BY LICENSEE THROUGH OSI.
        If hardware is ordered on behalf of Licensee including the hardware required to be used in

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        connection with the OSI real-time ATM Module,
        such hardware shall be invoiced by OSI when the hardware is ordered by OSI from the equipment manufacturer or dealer and such invoice shall be due and payable upon receipt.

8.    TERM

Subject to termination by OSI or Licensee as herein provided, the initial Term of the License with respect to the OSI Licensed Documentation and Licensed Software hereunder shall commence upon the Effective Date and continue for five
(5) years from the date of Live Production. The License shall be automatically renewed at the end of the initial Term for one (1) additional year and each subsequent year thereafter unless terminated pursuant to Section 9, if Licensee is not then in material default under the terms of this Agreement and without requirement for payment by the Licensee of a Higher Level License Fee, if, but only if, the Licensee has not grown in Number of Accounts beyond the next level as listed in the then current License Fee Schedule as set out in this Agreement.

9.    TERMINATION

Licensee may terminate the License granted under this Agreement by giving OSI a sixty (60) day prior written notice of termination. However, except for the License and except as otherwise expressly provided herein, the terms, conditions and obligations of this Agreement shall survive Termination. Termination shall not be an exclusive remedy and all other remedies shall be available whether or not the License or this Agreement is terminated.

If Licensee terminates this Agreement pursuant to this Section prior to the end of the existing Term, then the Licensee shall immediately pay to OSI all moneys due and payable to OSI at the time of termination in accordance with the terms of this Agreement except for disputed items pending resolution as provided for in Section 6 as amended, and in addition, as a termination fee and not as a penalty, Licensee shall pay to OSI one/half of the fees which would be or become due and payable pursuant to the Support Services Terms & Conditions for the balance of the unexpired Term. Notwithstanding the above, if such termination occurs as a result of a material default by OSI, after requisite notice and opportunity to cure, then such termination shall occur without payment of a termination fee by Licensee.

10.   STATE LAWS

This Agreement shall be deemed to have been made in, and be construed pursuant to the laws of the State of Georgia without regard to conflicts of laws provisions thereof.

11.   AMENDMENTS

This Agreement may only be changed or modified by a written agreement duly signed by authorized representatives of both parties. Any waiver of any provision of this Agreement shall be effective only if made in writing and signed by a duly authorized representative of the waiving party.

12.   ACCEPTANCE

By their execution below, the parties, through their duly authorized representatives, accept and enter into this Agreement and agree to be bound by its terms and conditions. The undersigned individuals represent that each is duly authorized and empowered and directed to execute this Agreement on behalf of their respective organization.

13.   LIMITATION OF LIABILITY

13.1 EXCEPT FOR ALLEGED INFRINGEMENT OF INTELLECTUAL PROPERTY AS COVERED IN
SECTION 3 OF THE END USER SOFTWARE LICENSE INCLUDING US PATENTS, COPYRIGHTS, TRADEMARKS TRADE NAMES OR ANY OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY, OSI'S TOTAL LIABILITY TO LICENSEE OR ANY ENTITY IN THE LICENSEE GROUP UNDER ANY PROVISION OF THIS AGREEMENT OR FOR ANY AND ALL CLAIMS, LOSSES OR DAMAGES RELATING TO THE LICENSED PRODUCTS (WHETHER BASED ON TORT, CONTRACT, OR ANY OTHER THEORY) SHALL BE LIMITED TO THE AMOUNT ACTUALLY PAID BY LICENSEE TO OSI AS LICENSE FEES FOR THE LICENSED SOFTWARE GIVING RISE TO THE LIABILITY. THE PARTIES ACKNOWLEDGE THAT EACH OF THEM RELIED UPON THE INCLUSION OF THIS LIMITATION IN CONSIDERATION OF ENTERING INTO THIS AGREEMENT.

13.2 EXCEPT AS SPECIFICALLY OTHERWISE PROVIDED IN THIS AGREEMENT, OSI SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE.

13.3 IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE, OR INABILITY TO USE, THE LICENSED PRODUCTS OR ARISING OUT OF ANY OTHER CIRCUMSTANCES ASSOCIATED WITH THE SUBJECT MATTER OF THIS AGREEMENT AND ITS ATTACHMENTS, AND IN SUCH RESPECT NEITHER PARTY SHALL BE ENTITLED TO DAMAGES BASED ON LOSS OF PROFIT, LOSS OR INTERRUPTION OF DATA OR COMPUTER TIME, ALTERATION OR ERRONEOUS TRANSMISSION OF DATA, EVEN IF THE OTHER PARTYIS ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES OR SHOULD HAVE KNOWN OF SUCH POSSIBILITY. THE LIMITATION IN THIS SECTION DOES NOT APPLY TO OSI'S INDEMNITY UNDER SECTION 3 OF THE END USER LICENSE AGREEMENT.

13.4 THE EXPRESS WARRANTIES MADE IN THIS AGREEMENT TAKE THE PLACE OF AND SUPERSEDE ALL OTHER WARRANTIES, EXPRESS OR IMPLIED AND WHETHER OF MERCHANT-ABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE. EXCEPT AS EXPRESSLY PROVIDED HEREIN, OSI DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS REGARDING THE USE, OR THE RESULTS OF THE USE, OF THE LICENSED SOFTWARE OR

DOCUMENTATION .

13.5 THE LICENSEE UNDERSTANDS THAT OSI IS NOT RESPONSIBLE FOR AND WILL HAVE NO LIABILITY FOR AND DOES NOT WARRANT ANY HARDWARE, SOFTWARE PRODUCED BY OTHERS AND LICENSED TO LICENSEE, WHETHER DIRECTLY FROM THE THIRD PARTY OR THROUGH OSI AS A SUBLICENSOR, OR OTHER ITEMS OR ANY SERVICES PROVIDED BY ANY PERSONS OTHER THAN OSI.

13.6 EXCEPT FOR OSI'S INDEMNITY OBLIGATIONS UNDER SECTION 3 (RELATING TO INTELLECTUAL PROPERTY INFRINGEMENTS) OF THE END USER SOFTWARE LICENSE (ATTACHMENT # 2), OR BREACH OF ITS CONFIDENTIALITY OBLIGATIONS, ANY LIABILITY OSI MAY HAVE FOR PERSONAL INJURY OR DAMAGE OR DESTRUCTION OF REAL OR TANGIBLE PERSONAL PROPERTY, OSI'S LIABILITY TO LICENSEE FOR ANY CAUSE WHATSOEVER AND REGARDLESS OF THE FORM OF ACTION AND WHETHER IN CONTRACT OR TORT, OR AT LAW OR EQUITY, SHALL NOT EXCEED THE AMOUNTS ACTUALLY PAID TO OSI BY LICENSEE AS LICENSE FEES FOR THE LICENSED SOFTWARE GIVING RISE TO THE LIABILITY.

13.7 THE TERMS AND CONDITIONS OF THIS AGREEMENT CONSTITUTE A SERVICE CONTRACT AND NOT A PRODUCT WARRANTY. THE LICENSED SOFTWARE AND ALL MATERIALS RELATED TO THE LICENSED SOFTWARE ARE SUBJECT EXCLUSIVELY TO THE WARRANTIES SET FORTH IN THIS AGREEMENT.

13.8 THE TERMS AND CONDITIONS OF THIS SECTION 13 SHALL SURVIVE TERMINATION OF THIS AGREEMENT FOR ANY REASON.

14.   WARRANTIES, REPRESENTATIONS AND LIMITATIONS

OSI WARRANTS AND REPRESENTS THAT THE SOFTWARE WILL PERFORM SUBSTANTIALLY IN ACCORDANCE WITH THE SPECIFICATIONS PERIODICALLY DELIVERED BY OSI TO LICENSEE.

OSI WARRANTS THAT IT WILL NOT WRONGFULLY DISABLE OR OTHERWISE RENDER INOPERABLE THE SOFTWARE OR ANY OTHER HARDWARE OR SOFTWARE ON LICENSEE'S COMPUTER SYSTEM FOR ANY REASON. ANY LIMITATION OF LIABILITIES SET OUT IN THIS SECTION AND WITH RESPECT TO OSI WILL BE NULL AND VOID IF OSI BREACHES ITS AGREEMENT SET FORTH IN THE IMMEDIATELY PRECEDING SENTENCE.

THIS AGREEMENT CONTAINS, AMONG OTHER THINGS, WARRANTY DISCLAIMERS, WARRANTY LIMITATIONS, LIABILITY LIMITATIONS AND USE

LIMITATIONS. EACH PARTY RECOGNIZES AND AGREES THAT THE WARRANTY DISCLAIMERS AND LIABILITY AND REMEDY LIMITATIONS IN THIS AGREEMENT AND ITS ATTACHMENTS ARE A MATERIAL BARGAINED FOR BASIS OF THIS AGREEMENT AND THAT THEY HAVE BEEN TAKEN INTO ACCOUNT AND REFLECTED IN DETERMINING THE CONSIDERATION TO BE GIVEN AND ACCEPTED BY EACH PARTY UNDER THIS AGREEMENT AND IN THE DECISION BY EACH PARTY TO ENTER INTO THIS AGREEMENT.

OSI WARRANTS THAT THE LICENSED SOFTWARE IS AND WILL CONTINUE TO BE "YEAR 2000 READY". THE TERM "YEAR 2000 READY" REPRESENTS THAT WE HAVE TESTED THE LICENSED SOFTWARE AND THAT IT ACCURATELY PROCESSES DATE AND/OR TIME DATA (INCLUDING, BUT NOT LIMITED TO, CALCULATING, COMPARING AND SEQUENCING) FROM, INTO AND BETWEEN THE 20TH AND 21ST CENTURIES, THE YEARS 1999 AND 2000, AND LEAP YEAR CALCULATIONS (YEAR 2000 IS A LEAP YEAR). FURTHERMORE, THE LICENSED SOFTWARE, WHEN USED IN COMBINATION WITH OTHER INFORMATION TECHNOLOGY, WILL ACCURATELY PROCESS DATE AND/OR TIME DATA IF THE OTHER INFORMATION TECHNOLOGY PROPERLY EXCHANGES DATE AND/OR TIME DATA WITH IT. THIS WARRANTY IS A YEAR 2000 READINESS DISCLOSURE WITHIN THE MEANING OF THE FEDERAL YEAR 2000 INFORMATION AND READINESS DISCLOSURE ACT.

OSI WARRANTS THAT ALL IMPLEMENTATION AND SUPPORT SERVICES WILL BE PERFORMED IN A PROFESSIONAL AND WORKMANLIKE FASHION CONSISTENT WITH INDUSTRY STANDARDS.

15.   NOTIFICATION

Licensee shall notify OSI prior to changes to or installation of hardware or equipment in addition to the Designated Computer Hardware. Upon a request for information by OSI, Licensee also shall provide a written report to OSI on or prior to each anniversary of an Effective Date of Licensee's Asset and Account size. Provision of support and maintenance by OSI to Licensee under the Support Services Terms and Conditions is conditioned upon Licensee promptly notifying OSI of such changes to or installation of hardware or equipment in addition to the Designated Computer Hardware.

16.   CONFIDENTIALITY

      16.1 Licensee acknowledges that, in the course of using the Licensed Software it may receive confidential information relating to the Licensed Software including, but not limited to, the Licensed Software's mode of operation, trade secrets, know-how, inventions (whether or not patentable), techniques, processes, programs, ideas, algorithms, schematics, testing procedures, software design and architecture, computer code and database model, internal documentation, design and function specifications, product requirements, problem reports, analysis and performance information, user documentation and other technical information, plans and data, all of which is confidential and of value to OSI's business (the "Software Confidential Information"). Such Software Confidential Information shall belong solely to OSI and Licensee agrees that it will not use or disclose any Software Confidential Information without OSI's prior written consent, except as expressly allowed by this License Agreement.

      16.2 As part of the arrangements contemplated by this Agreement, each party acknowledges that it will receive valuable business, marketing, financial and other information, plans and data from the other party which is the confidential property of the disclosing party. All information and data which is marked "Confidential" or, in the case of orally conveyed information, which is confirmed in writing within thirty (30) days of conveyance to be confidential (the "General Confidential Information" of the disclosing party) shall be treated as confidential thereafter. The following types of information shall always be considered confidential information (whether or not marked as "Confidential"): financial information, marketing and business plans, software products and systems and customer lists or data. Each of the parties agrees that it shall not copy, use or disclose any General Confidential Information of the other party without its prior written consent, except as expressly allowed by this License Agreement.

      16.3 Each party agrees in respect of General Confidential Information which it receives from the other party, OSI agrees in respect of the Licensee Confidential Information and Licensee agrees in respect of the Software Confidential Information that it shall:

               a) take all reasonable measures to maintain such information in confidence,
               b) disclose such information only to those of its employees, agents and consultants who have a "need to know", and only after such employees and consultants have agreed in writing to be bound by all of the confidentiality provisions of this License Agreement,
               c) not use such information for any purpose other than the purposes expressly provided herein, and
               d) not copy such information except as expressly provided herein.

               Except as provided herein, Licensee shall not, without the prior written consent of OSI, disclose or otherwise make available the Licensed Software or copies thereof to any third party. The foregoing provisions shall not preclude Licensee from operating the Licensed Software in the ordinary course of Licensee's business for its intended purpose and for the use licensed hereunder in the presence of third parties or from providing copies of the output and reports of the Licensed Software to such third parties.

     16.4 The confidentiality obligations set forth in this Agreement shall not apply with respect to information (except Licensee's Confidential Information) which

               a) is or has become readily publicly available without restriction through no fault of the receiving party or its employees or agents,
               b) is received without restriction from a third party lawfully in possession of such information and lawfully empowered to disclose such information,

               c) was rightfully in the possession of the receiving party without restriction prior to its disclosure by the other party, or

               d) is independently developed by employees, consultants or agents of the receiving party without access to the Software Confidential Information or the disclosing party's General Confidential Information.

     16.5 The parties recognize and agree that there is no adequate remedy at law for a breach of the provisions of this Section 16, that such a breach would irreparably harm the non-disclosing party and that the non-disclosing party is entitled to equitable relief (including, without limitation, injunctions) with respect to any such breach or potential breach in addition to any other remedies available to it at law or in equity.

     16.6 The provisions of this Section 16 shall survive termination or expiration of the License and this Agreement for any reason whatsoever.

17.  REMEDIES FOR BREACH

     17.1 Either party's remedy in the event of a breach by the other party shall include an action for damages and, in the event of a material breach of the provisions relating to restrictions on use of the Licensed Software or relating to confidentiality hereof, equitable relief to enjoin the activity of the party constituting the breach; provided, however, that as a condition to either such remedy, to the extent the terms of this Agreement requires written notice of such breach prior to commencement of a suit or legal action, the non-breaching party shall have first given the breaching party such notice of breach and the opportunity to cure within a thirty (30) day period.

     17.2 In addition to the other remedies, in law or equity, available to OSI hereunder, in the event of a breach by Licensee of the provisions of sub-subsection (a) of Subsection 1.1 of the End User Software License (Attachment #2) (relating to reverse engineering) or Section 16 (relating to confidentiality) which breach:

        a) threatens to have a material adverse impact on the value of the Software Confidential Information (as hereinafter defined), and

        b) can be corrected by reasonable corrective steps available to the Licensee, then OSI may terminate the License so long as it complies fully with the provisions of this Section 17.2, as follows:

               i) OSI must notify Licensee in writing ("Notice of Breach") specifying the actions constituting the alleged breach and the reasonable steps which it believes can and must be taken by Licensee to correct such breach.

               ii) If Licensee, within thirty (30) days following the date of such Notice of Breach, implements the steps specified by OSI for correcting the breach, or proposes other similar reasonable steps calculated to correct such breach and OSI agrees in writing to the steps proposed by Licensee, then OSI may not terminate the License until Licensee has in good faith taken such steps and has been unsuccessful in remedying the breach.

               iii) If Licensee fails or refuses, within thirty (30) days following receipt of such Notice of Breach, to commence taking the steps required by OSI, or proposed by Licensee and approved in writing by OSI, to correct the breach and OSI elects to terminate the License, OSI shall provide further written notice (the "Notice of Termination") to Licensee of its intention to terminate the License effective no less than thirty (30) days after the date of the Notice of Termination.

               iv)  Such termination shall only take effect if:

                    (a) the thirty (30) day notice period expires without the Licensee having undertaken reasonable corrective steps which have either been concluded or are being continuously being pursued with all reasonable diligence, and

                    (b)  the tolling period in effect as provided in Section
                         17.3 below, if any, has expired.

     17.3 Any dispute which arises between the parties concerning the interpretation and application of Section 17.2 or the performance of the obligations thereof or any other matters relating to this Agreement, which dispute cannot be promptly resolved by the parties, may be submitted by either party to mediation in Atlanta, Georgia , with the parties sharing equally the cost of mediation. The termination of the License provided for in Section 17.2 shall be tolled (suspended) pending the completion of and determination of the results of such mediation. . The parties agree that after having made a good faith but unsuccessful effort to resolve the matter through mediation, then the matter shall be submitted to binding arbitration in Atlanta, Georgia under the Commercial Rules of the American Arbitration Association. The arbitration shall be conducted before a single arbitrator having knowledge and experience with technology matters. The arbitration award shall be final and binding on the parties and judgment thereon may be entered by any court of competent jurisdiction.. Notwithstanding any of the foregoing to the contrary, in the event the dispute involves a question of irreparable injury, the aggrieved party shall have the right to immediately seek equitable relief in any state or federal court of competent jurisdiction situated in Atlanta, Georgia without first having to submit the matter to mediation or arbitration.

     17.4 Unless otherwise agreed to in writing by OSI, upon termination of the License Licensee shall immediately cease all use of the Licensed Software and all portions thereof (whether or not modified or incorporated with or into other software), return to OSI or destroy all copies of the Licensed Software and Documentation and all portions thereof, and have an executive officer of Licensee so certify in writing to OSI.

     17.5 Unless this Agreement has expired, except for the License and except as otherwise expressly provided herein, the terms of this Agreement shall survive termination of the License.

18. MISCELLANEOUS

     18.1 NOTICE OF DEFAULT. Except as to a breach of the obligations relating to confidentiality for which no notice is required prior to commencement of a suit or other legal action, neither party may commence a suit or legal action on account of a default by the other party in the performance of any of its obligations under this Agreement, unless the party seeking to bring such suit or action shall first give the defaulting party written notice of the default and opportunity to cure within the notice period required by this Agreement, specifying the nature and circumstances thereof.

          Such notice shall be given at least thirty (30) days prior to the commencement of the suit or legal action, except for non-payment which shall only require a ten (10) days notice.

          Except as noted and upon appropriate notice, the parties shall follow the process relating to dispute resolution as described in Section
          17.3 above as amended prior to instituting legal action.

     18.2 FORCE MAJEURE. Neither party shall be deemed to have breached this Agreement or this License Agreement by reason of any delay or failure in its performance arising from events beyond its reasonable control, including, but not limited to, acts of God, acts of war, riot, epidemic, fire, flood or other disasters.



     18.3 NOTICES. Any notice, report, approval or consent required or permitted hereunder shall be delivered in writing, or mailed by registered or certified US mail, postage prepaid or reputable overnight carrier (e.g. Federal Express) to the address set forth in the Initial Product Order for notices (or such other address as a party may designate by ten (10) days written notice delivered in accordance with this Section 18.4) and shall be deemed given upon receipt.

     18.4 NON-WAIVER. No failure to exercise, and no delay in exercising, on the part of either party, any privilege, any power or any rights hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right or power hereunder preclude future exercise of any other right or power hereunder. If any provision of this License Agreement or this Agreement shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this License Agreement and this Agreement shall otherwise remain in full force and effect and enforceable.

     18.5 ATTORNEY'S FEES. The prevailing party in any action to enforce this License Agreement or this Agreement shall be entitled to recover costs and expenses including, without limitation, reasonable attorneys' fees.

     18.6 CONFIDENTIALITY OF TERMS OF AGREEMENT. The price and terms of this Agreement are confidential and no press release or other written or oral disclosure of any nature regarding the price terms of this Agreement shall be made by either party without the other party's prior written approval; however, approval for such disclosure shall be deemed given to the extent such disclosure is required to comply with governmental laws, orders, rules or regulations.

     18.7 PRIORITY OF DOCUMENTS. In the event of a conflict or ambiguity among any of the documents constituting the Specifications, such conflict shall be resolved first in favor of this Agreement, secondly in favor of the Report, thirdly in favor of the Documentation and lastly in favor of the other functional, technical and design specifications, which have been provided to Licensee by OSI, and are applicable to the Licensed Software.

     18.8 NON-ASSIGNMENT. Licensee may not assign this Agreement, nor any right it has under this Agreement, including the License granted in this Agreement to any other person or entity without the prior written consent of OSI except in the event of a voluntary or involuntary sale, assignment or other transfer of an interest in Licensee with an accompanying transfer of all or substantially all of the business operations of Licensee. Any voluntary or involuntary sale, assignment or other transfer of an interest in the Licensee, or any other entity to whom this License has been transferred or assigned with OSI's consent, which has the effect of transferring an interest in this Agreement or the License without an accompanying transfer of all or substantially all of the business operations of Licensee, is an assignment which will require OSI's prior written consent and OSI reserves the right to withhold that consent for any reason whatsoever. If Licensee is involuntarily acquired by operation of law by another entity or person, the License will terminate and cease to be of any force and effect immediately prior to that acquisition unless the acquiring entity or person agrees in writing to undertake all of the Licensee's obligations under this Agreement and the License. If the acquiring person or entity does agree in writing to undertake those obligations, then OSI's consent will be deemed to have been given and OSI will not charge a license fee to the acquiring entity or person. OSI shall not assign any of its material obligations under the Support Services Terms and Conditions (Attachment #3) and the Implementation Terms and Conditions (Attachment #5) of this Agreement without the prior written consent of Licensee which consent shall not be unreasonably withheld. Any voluntary or involuntary sale, assignment or other transfer of an interest in OSI with an accompanying transfer of all or substantially all of the business operations of OSI, is an assignment which does not require Licensee's prior consent.

LICENSEE: PINNACLE FINANCIAL PARTNERS INC.

Signature: /s/ Hugh M. Queener              Date: June 27, 2000
           ------------------------------        -----------------

Name: Hugh M. Queener                       Title: Chief Administrative Officer
      -----------------------------------          ----------------------------

Address: 3401 WEST END AVENUE, SUITE 306
------------------------------------------------------------------------------

City:    NASHVILLE                State     TN                     Zip: 37203
------------------------------------------------------------------------------


OPEN SOLUTIONS INC.

Signature: /s/ John L. Person                              Date: July 12, 2000
          ------------------------------------------------      --------------

Name:  JOHN L. PERSON                              Title:  PRESIDENT
     ---------------------------------------------       ---------------------

Address:  300 WINDING BROOK DRIVE
        ----------------------------------------------------------------------

City:  GLASTONBURY                   State:  CT               Zip:  06033
     --------------------------------      ------------------     ------------

                              INITIAL PRODUCT ORDER





























                                     PAGE 22
                     INITIAL PRODUCT ORDER (ATTACHMENT #1)

                                     PAGE 23
                     INITIAL PRODUCT ORDER (ATTACHMENT #1)

                                     PAGE 24
                     INITIAL PRODUCT ORDER (ATTACHMENT #1)

                                     PAGE 25
                      INITIAL PRODUCT ORDER (ATTACHMENT #1)

                      THIS PAGE IS INTENTIONALLY LEFT BLANK.


















                                     PAGE 26
                      INITIAL PRODUCT ORDER (ATTACHMENT #1)

                      THIS PAGE IS INTENTIONALLY LEFT BLANK.


















                                     PAGE 27
                      INITIAL PRODUCT ORDER (ATTACHMENT #1)

                           IMPLEMENTATION FEE SCHEDULE

                                                                         FEES

       CONVERSION  SUPPORT  SERVICES                                     20,000
       FEE:
       - PROJECT MANAGEMENT
       - PROJECT PLAN DEVELOPMENT AND REVIEW
       - STATUS REPORTING
       - KICKOFF MEETING

       DATA  CONVERSION  SERVICES  FEE                                    8,500
       - PRODUCT MAPPING
       - INVENTORY PRODUCTS
       - CONVERSION PROGRAMMING
       - TESTING AND ERROR RESOLUTION

       CLIENT SERVER IMPLEMENTATION                                      14,000
       FEE:
       - VERIFICATION  OF THE  OPERABILITY  OF  THE  CLIENT
         SERVER ENVIRONMENT
       - INSTALLATION   OF  ORACLE,   DATA   REPLICATION
         & FINANCIAL PRINTING SOFTWARE, ETC.
       - CERTIFICATION OF OSI TCBS

       TRAINING  FEE:                                                     7,600
       - ALLOWANCE 30 STUDENT DAYS
         CURRICULUM
       - ERA TRAINING
         PRODUCT MANAGER/PRODUCT SETUP WORKSHOP
       - DEPOSIT TRAINING
       - LOAN TRAINING
       - OPERATIONS TRAINING

                                     PAGE 28
                      INITIAL PRODUCT ORDER (ATTACHMENT #1)

       - IRS REPORTING

        OPTIONAL OSI MODULES IMPLEMENTATION
       - SECONDARY MARKET MANAGEMENT
       - OSI ACH ORIGINATION

        TOTAL IMPLEMENTATION FEE (EXCLUDING INCURRED EXPENSES) $50,150

        ADDITIONAL SERVICES PER DIEM:                             $1,250-2,000

        NOTE: TRAINING CONDUCTED AT OSI (CO-MINGLED WITH OTHER CLIENTS) ADDITIONAL STUDENT DAYS AVAILABLE AT $300/DAY DURING PRE-INSTALLATION PERIOD FOR TRAINING AT OSI, RATES DO NOT INCLUDE LODGING, MEALS AND TRANSPORTATION FOR CLIENT PERSONNEL

                                     PAGE 29
                      INITIAL PRODUCT ORDER (ATTACHMENT #1)




                                                           LICENSE FEE SCHEDULE

                                                       (EFFECTIVE JANUARY 1, 2000)

              (License Fees are based on the number of actual Accounts)

         NUMBER OF ACCOUNTS                                                          LICENSE FEE FOR  OSI BASE SYSTEM
         ------------------                                                          --------------------------------
         < 7,200 Accounts                                                                                    $140,000
         < 15,000 Accounts                                                                                   $175,000
         < 25,000 Accounts                                                                                   $225,000
         < 40,000 Accounts                                                                                   $250,000
         < 60,000 Accounts                                                                                   $300,000
         < 75,000 Accounts                                                                                   $375,000
         < 85,000 Accounts                                                                                   $450,000
         < 100,000 Accounts                                                                                  $550,000
         < 120,000 Accounts                                                                                  $650,000
         < 140,000 Accounts                                                                                  $750,000
         < 160,000 Accounts                                                                                  $825,000
         < 180,000 Accounts                                                                                  $875,000
         < 200,000 Accounts                                                                                  $925,000
         < 220,000 Accounts                                                                                  $975,000
         < 240,000 Accounts                                                                                $1,025,000
         < 260,000 Accounts                                                                                $1,075,000
         < 280,000 Accounts                                                                                $1,125,000
         < 320,000 Accounts                                                                                $1,275,000
         < 360,000 Accounts                                                                                $1,425,000
         < 400,000 Accounts                                                                                $1,500,000


The License Fee Schedule, and the Annual Support Fee Rate are subject to change. License fees based upon the number of accounts shall be adjusted after conversion when the actual number of converted accounts has been determined, and shall include both active and inactive accounts which are converted by OSI.

Additions to or changes in the Licensee's Designated Computer Hardware subsequent to Conversion and Installation will result in additional Initial License Fees.

                                     PAGE 30
                      INITIAL PRODUCT ORDER(ATTACHMENT #1)

The Higher Level License Fee shall be equal to the difference between the sum of the initial License Fee plus any subsequent Higher Level License Fees already paid by Licensee under this Agreement and the then current License Fee for the number of accounts according to OSI's then current License Fee Schedule.

Increases in Licensee's Account size may result in increases in Annual Support Fees for OSI Proprietary Software, OSI Optional Modules and Third Party Interfaces. Additions to or changes in the Licensee's Designated Computer Hardware subsequent to Conversion and Installation may result in additional Annual Support Fees for Third Party Software Licensed from OSI.

If the Licensee has grown to the next level or beyond then Licensee shall pay to OSI the differential between the original license fee paid by Licensee and the next level or levels of the then current License Fee Schedule except as amended in section 7.3.

                          ADDITIONAL ATTACHMENTS FOLLOW






                                     PAGE 31
                      INITIAL PRODUCT ORDER(ATTACHMENT #1)

                            END USER SOFTWARE LICENSE

This End User Software License (the "License Agreement") (Attachment #2) to this Agreement relates to and is hereby incorporated into the Information System Processing Agreement bearing the number set out in the heading to this page. Capitalized terms not defined in this License Agreement have the same meaning as defined elsewhere in this Agreement.

1.    GRANT OF LICENSE

Subject to the terms and conditions set forth in this Agreement, OSI grants Licensee and only Licensee, a License to use the Licensed Software during the initial and any subsequent Term of this Agreement. This right does not apply to acquired institutions or other entities in the Licensee Group without payment of incremental License Fees calculated per the then current "License Fee Schedule" which forms a part of the Initial Product Order (Attachment # 1).

    1.1    RESTRICTIONS ON LICENSE

    The License grants the right to use OSI's Proprietary Software and Third Party Software licensed from OSI under this Agreement to process Licensee's own data, and the data of entities in the Licensee Group. Provided, however, Licensee may process the data only of such entity in the Licensee Group for which Licensee paid or pays, prior to commencement of processing for such entity in the Licensee Group, License Fees at all times sufficient for the aggregate number of accounts calculated in combination with the number of accounts of Licensee.

    The License to use the Third Party Software is subject to the further restrictions and limitations provided in OSI's master licensing agreements with the third parties to whom the Third Party Software belongs.

    Except as otherwise provided in the Escrow Terms and Conditions, Licensee has no right to receive, use or examine any Source Code (as defined in the Escrow Terms and Conditions) or design specifications relating to the Licensed Software and the License grants no such right.

    The License gives Licensee the right to make such copies of the Licensed Software and Documentation as are reasonably necessary for Licensee's internal use of the Licensed Software and Documentation as contemplated hereunder and for back up and archival purposes. In exercising this right, Licensee shall not remove any copyright notice or other proprietary right notices and restrictions on use that appear in or on the original Licensed Software and Documentation or on any copies and any media therefor.

    Licensee shall not, and shall not allow any third party to, without OSI's prior written consent:

     a) translate, interpret, decompile, disassemble, or otherwise reverse engineer or attempt to reconstruct or discover any source code, algorithms or underlying ideas incorporated in the Licensed Software,

     b) remove any product identification, copyright or other notices from the Licensed Software,

     c) provide, lease, lend, use for timesharing or service bureau purposes or allow others to use

                                     PAGE 32
                   END USER SOFTWARE LICENSE (ATTACHMENT #2)
          the Licensed Software to or for the benefit of third parties,
     d) except as specified in the Specifications or Documentation provided by OSI, modify, incorporate into other software or create a derivative work of any part of the Licensed Software,
     e) load or use any portion of the Licensed Software (whether or not modified or incorporated into or with other software) on or with any machine or system other than Licensee's Designated Computer Hardware,
     f) except if, as and to the extent expressly authorized in the applicable user Documentation provided by OSI, transmit or use the Software over a network. This restriction does not prohibit interfacing to external systems or networks used by Licensee for its ordinary and necessary business operations.
     g) disseminate performance information or analysis (including, without limitation, benchmarks) to any other party relating to the Licensed Software,
     h) sell applications developed by Licensee which incorporate access to, or work against OSI's Database Model.
     i) make any modifications or additions to the Licensed Software or Documentation without the prior written consent of OSI except as permitted by law.

2.    OWNERSHIP OF SOFTWARE

As between the parties, OSI retains title to and ownership of and all proprietary rights with respect to the Licensed Software and OSI's Database Model and all copies and portions thereof, whether or not incorporated into or with other software. The License does not constitute a sale of the Licensed Software or any portion or any copy or reproduction of it. The License does not constitute a sale or transfer of any ownership interest in the Licensed Software, but merely constitutes a limited right to use the Licensed Software as set out herein.

3.    INFRINGEMENT

      3.1 OSI represents and warrants that it has the sole ownership of and/or the right to license and sub-license the Licensed Software as contemplated by this Agreement and this License Agreement and has the full power to grant the rights granted herein without the consent of any other person or entity.

      3.2 OSI shall defend, indemnify and hold Licensee and its officers, directors, agents and employees harmless from and against any and all claims, suits, damages, liabilities, costs and expenses (including reasonable attorneys' fees) arising out of or resulting from any claim that Licensee's use of the OSI Proprietary Software infringes a United States patent or copyright, or trademark or misappropriates a trade secret or proprietary right of any third party, provided OSI is:

               a) promptly notified of any and all threats, claims and proceedings related thereto,
               b) given reasonable assistance (at OSI's sole cost and expense), and
               c) given the opportunity to choose counsel, assume sole control over the defense and all negotiations for a settlement or compromise.

                                     PAGE 33
                   END USER SOFTWARE LICENSE (ATTACHMENT #2)

          The provisions of this Section 3.2 do not apply to any Third Party Software.

     3.3 In the event that the Licensed Software, or any portion thereof, becomes the subject of a claim of infringement or misappropriation, OSI may, at its expense, take any of the following steps so that Licensee's use is not subject to any claim of infringement or misappropriation and Licensee is provided with functionally equivalent software, provided that Licensee's use of the Licensed Software conforms with the provisions of this Agreement:

          a) procure for Licensee the right to continue using the Licensed Software or

          b) replace or modify the infringing portion of the Licensed Software with functionally equivalent software .

     3.4 The foregoing obligations of OSI do not apply with respect to software and any other products or portions or components thereof:

          a) which are not the latest available release, and release immediately prior to the latest available release, supplied by OSI to Licensee,
          b) which are modified by Licensee after shipment by OSI, if the alleged infringement relates to such modification, unless OSI has consented to the modification in writing, or such modifications is otherwise authorized, permitted or provided for under the
               Specifications, Documentation or this License Agreement, or
          c)   which are combined with other products, processes or materials where the alleged infringement relates to such combination, unless OSI has consented in writing to such combination or such combination is otherwise authorized, permitted or provided for under the Specifications, Documentation or this License Agreement.

     3.5 THE FOREGOING STATES THE ENTIRE LIABILITY OF OSI WITH RESPECT TO INFRINGEMENT OF ANY PATENTS, COPYRIGHTS, TRADEMARKS OR MISAPPROPRIATION OF TRADE SECRETS BY THE OSI PROPRIETARY SOFTWARE OR ANY PARTS THEREOF. NO COSTS OR EXPENSES SHALL BE INCURRED FOR THE ACCOUNT OF OSI BY LICENSEE OR ITS AGENTS WITHOUT THE PRIOR WRITTEN CONSENT OF OSI.

                          ADDITIONAL ATTACHMENTS FOLLOW


                                     PAGE 34
                   END USER SOFTWARE LICENSE (ATTACHMENT #2)

                      SUPPORT SERVICES TERMS AND CONDITIONS

This Support Services Terms and Conditions (Attachment #3) to this Agreement relates to and is hereby incorporated into the Information System Processing Agreement bearing the number set out in the heading to this page. Capitalized terms not defined in Section 1 below have the same meaning as defined elsewhere in this Agreement.

1.    SUPPORT COVERAGE

Subject to the terms hereof, OSI shall provide Support Services to Licensee for the Licensed Software indicated on the Initial Product Order and Subsequent Product Orders. OSI shall also provide Support Services hereunder for each additional Installation of Licensed Software, provided Licensee pays to OSI Initial License Fees and Annual Support Fees for such additional Installations as specified in subsequent Product Orders. Support Services must be obtained separately for each Installation of Licensed Software.

2.    SUPPORT SERVICES

Support Services consist of:

      a) Telephone Support provided to the Licensee's Technical Support Contact concerning the Installation and use of the then current release of the Licensed Software and Previous Sequential Release,

      b) Product Updates of the Licensed Software that OSI in its discretion makes generally available to its customer base. Support Services do not include the physical installation of Product Updates. Product Updates installation may be performed by OSI upon Licensee's written request and shall be billable to Licensee at OSI's then current applicable rate.

      c) As part of the Support Services provided hereunder, OSI agrees to provide Product Updates on a timely basis in order to enable Licensee to comply with federal banking laws and regulations pertaining to the subject matter of the Licensed Software. OSI represents and warrants that the Licensed Software currently enables the Licensee to comply and will enable the Licensee to comply with Federal laws.

      d) As provided in the Exclusions section of these Support Terms and Conditions, as a condition precedent to continued Support Services and Product Updates, and as a condition precedent to any warranty of the Licensed Software specifically stated in this Agreement, Licensee agrees to promptly implement such modifications, updates and enhancements to the Licensed Software (in the form of Product Updates) and to Third Party Software Licensed From Third Party as OSI shall require from time to time in its sole discretion.

3.    TERM OF SUPPORT SERVICES

      3.1 Support Services shall be provided for the duration of the End-User Software License, unless terminated by either party as provided in this Agreement.

                                    PAGE 35
              SUPPORT SERVICES TERMS AND CONDITIONS (ATTACHMENT #3)

      3.2 OSI may suspend or cancel Support Services if Licensee fails to make payments of Annual Support Fees in accordance with Section 7.4 of the Information Processing System Agreement entitled "Annual Support Fees" other than payments being disputed in good faith, within ten
           (10) days after Licensee receives notice on non-payment.

      3.3 OSI may suspend or cancel Support Services if Licensee fails in a reasonably prompt manner to implement such modifications, updates and enhancements to the Licensed Software (in the form of Product Updates) and to Third Party Software Licensed From Third Party as OSI shall require from time to time in its sole discretion.

4.    REMOTE SUPPORT SERVICE.

      4.1 OSI intends to provide certain Support Services via a remote on-line connection to Licensee's Designated Computer Hardware. Licensee hereby agrees to assist OSI in the creation of such a remote on-line connection as part of the Implementation of the Software and agrees to maintain and allow OSI access to its Designated Computer Hardware and the Software through such remote on-line connection.

5.    RESPONSE, PROBLEM RESOLUTION STANDARDS AND ERROR CORRECTION

      5.1 All reasonable efforts shall be made to resolve problems promptly. Upon Licensee's notification to OSI of a problem, OSI will investigate such problem promptly to determine the nature and origin of such problem and upon completion of such investigation outline to Licensee in a telephonic communication the procedures to be followed in reaching resolution to such problem. OSI shall exercise commercially reasonable efforts to correct promptly any Error or non-conformance reported by Licensee in the OSI Proprietary Software. OSI will provide support in accordance with the guidelines contained in the OSI's Customer Support Procedures as modified and amended from time to time, a copy of which has been provided to Licensee. OSI represents and warrants that all Support services will be performed by duly qualified personnel in a professional workmanlike manner and to standards generally accepted in the industry.

6.    EXCLUSIONS

      6.1 A condition precedent to OSI's obligation to perform Support Services shall be that the Software problems shall not be solely the result of:

           a) Licensee's willful abuse or willful misapplication of the Software,

           b) Use of the Software other than as specified in the Documentation,

           c) Use of the Software in conjunction with hardware identified by OSI as incompatible with the Software,

           d) Licensee's failure to promptly implement such modifications, updates and enhancements to the Licensed Software (in the form of Product Updates) and to Third Party Software Licensed From Third Party as OSI shall require from time to

                                      PAGE 36
              SUPPORT SERVICES TERMS AND CONDITIONS (ATTACHMENT #4)
               time in its sole discretion, or

           e) Other causes beyond the reasonable control of OSI.

      6.2  OSI shall have no obligation to:

           a) Support altered, damaged or modified Licensed Software (unless such modifications are consented to in writing by OSI or otherwise authorized, permitted or provided for under the Documentation, Specifications or this Agreement) or any portion of the Licensed Software incorporated with or into other software;

           b) Support Licensed Software that is not the then current release or immediately Previous Sequential Release.

      6.3 Upon Licensee's request, OSI shall provide Support Services for the Licensed Software which has malfunctioned as a result of any of the causes described in this Section 6 at its then current and standard rates for material and labor.

      6.4 Support Services do not include physical installation of Product Updates.

      6.5 OSI shall have no obligation to provide support after termination of the License granted hereunder, for any reason.

      6.6 For Third Party Software that is not directly supported by OSI, it is the responsibility of Licensee to register this software with the manufacturer and to acquire support and future releases and upgrades of these products as may be required to be used in conjunction with the Licensed Software.

                          ADDITIONAL ATTACHMENTS FOLLOW


                                      PAGE 37
              SUPPORT SERVICES TERMS AND CONDITIONS (ATTACHMENT #4)

                           ANNUAL SUPPORT FEE SCHEDULE
                           (EFFECTIVE JANUARY 1, 2000)

Support Services for the Licensed Software shall be provided as specified in the Support Services Terms and Conditions Attachment for the annual support services fees (the "Annual Support Fee") for such services, to be calculated on the basis of the Licensee's then current asset and actual account size, the then current License Fee Schedule for the Licensed Software and the then current Annual Support Fee Rate.

                          2000 ANNUAL SUPPORT FEE RATES

                                LICENSED SOFTWARE

           Twenty Percent (20%) of applicable License Fee as determined above except that for a period beginning on the date of Delivery of the Licensed Software and continuing until the second anniversary of the Live Production Date, the annual support fee rate shall be eighteen percent (18%) of the OSI Proprietary Base System as shown on the Initial Product Order


                                      PAGE 38
              SUPPORT SERVICES TERMS AND CONDITIONS (ATTACHMENT #4)

                       IMPLEMENTATION TERMS AND CONDITIONS

This Implementation Terms and Conditions (Attachment #5 to this Agreement) relates to and is incorporated into the Information System Processing Agreement bearing the number set out in the heading to this page. Capitalized terms not defined herein have the same meaning as defined elsewhere in this Agreement.

1.    IMPLEMENTATION

Licensee has requested that OSI provide certain implementation services and processes (collectively "Implementation"). These services and processes need to occur in order for the Licensed Software which the Licensee has ordered (as indicated on the Initial Product Order) to be properly installed and operated.

      a) OSI and Licensee shall each make qualified representatives available to meet and to review required Implementation tasks, set dates for such tasks, and establish a project plan (the "Installation Project Plan") mutually agreeable to both parties in accordance with OSI's then current guidelines for installation and implementation of the Licensed Software (the "Initial Review");

      b) OSI shall, based upon information provided by Licensee to OSI, provide to Licensee an initial equipment requirements specification applicable to Licensee's information processing system requirements as have been identified by Licensee to OSI, and Licensee shall select hardware and network installation providers ("Licensee's Consultants") who are qualified to design and install the requisite equipment and network meeting the equipment requirements specification. Licensee shall submit the qualifications statements and resumes of Licensee's Consultants to OSI for its review and approval. OSI's review and approval of the qualification statements and resumes shall not constitute an endorsement by OSI of Licensee's Consultants, nor shall such review and approval make OSI responsible in any manner for the performance of Licensee's Consultants, but is merely intended to allow OSI to give Licensee the benefit of OSI's experience in reviewing the qualifications of consultants in the hardware and network business. After selection of License's Consultants by Licensee, and their review and approval by OSI, OSI shall review with Licensee and Licensee's Consultants the necessary preparations for the Licensee's business, technical, security and equipment requirements for its information processing system;

      c) Licensee's Consultants shall perform a survey of Licensee's business, technical, security and equipment requirements for its information processing system, per OSI's recommended equipment configuration, (the "On-Site Survey"), and shall prepare a report to Licensee as to the actions which Licensee must take to make the necessary preparations for its bank information processing system, including but not limited to, reporting as to the specifications for the hardware, network and software required by Licensee (the "Report");

      d) Licensee shall submit the Report to OSI for its review and approval. Licensee agrees and


                                    PAGE 39
              IMPLEMENTATION TERMS AND CONDITIONS (ATTACHMENT #5) acknowledges that OSI's review and approval of the Report is a necessary and indispensable part of the Implementation process. OSI's review and approval of the Report shall not constitute a warranty or guarantee by OSI that if Licensee's Consultants, perform in accordance with the Report that additional work or expense will not be required, nor shall such review and approval make OSI responsible in any manner for results of the performance of the work specified in the Report, but is merely intended to allow OSI to give Licensee the benefit of OSI's experience in the Implementation process.

      e) If applicable, Licensee shall obtain from its current data processing provider the necessary information in such media and at such time as OSI requests.

      f) OSI shall provide Licensee with the "Installation Project Plan" within thirty (30) days after the Effective Date of this Agreement to Licensee for its review and approval. Licensee agrees that it shall assign the requisite personnel resources to the task identified in the Installation Project Plan as assigned to Licensee to ensure that the Live Production Date can be met.

      g) Licensee shall cause Licensee's Consultants to duly install and configure and make fully operational the Designated Computer Hardware and applicable Third Party Software Licensed From Third Party Software Vendors and Third Party Software Licensed From OSI in accordance with the requirements of the Report no later than the Scheduled Equipment Date specified in the Installation Project Plan (the "Hardware Installation"). The OSI prescribed software version number and/or release date of each product is the only release to be used with the Licensed Software.

      h) Licensee shall cause Licensee's Consultants to duly install all required network components of the Designated Computer Hardware and applicable Third Party Software Licensed From Third Party Vendors and applicable Third Party Software Licensed From OSI including printer drivers for each validly licensed workstation in accordance with the requirements of the Report no later than the Scheduled Equipment Date specified in the Installation Project Plan (the "Network Installation");

      i) If applicable, Licensee shall obtain from its current data processing provider the necessary information including accurate documentation in such media as OSI requests to permit OSI to perform the Conversion.

      j) If applicable, OSI shall perform the conversion programming services required to convert Licensee's existing core data to support the information processing requirements of the Licensed Software ("Conversion") per the scheduled conversion dates specified in the Installation Project Plan. EXCEPT FOR THE HISTORY THAT IS CONVERTED AS A NORMAL PART OF THE CONVERSION PROCESS, IN NO EVENT SHALL OSI CONVERT ACCOUNT OR TRANSACTION HISTORY, OR PERFORM CIF SCRUBBING ACTIVITIES.

      k) OSI shall provide personnel to train Licensee's designated personnel in the use of the Licensed Software, as specified in and subject to the terms and conditions of the Training Schedule.

                                    PAGE 40
              IMPLEMENTATION TERMS AND CONDITIONS (ATTACHMENT #5)

2.    IMPLEMENTATION SERVICES

      2.1 Licensee shall be solely responsible for Equipment, Network and Third Party Software Licensed From Third Party Providers. As part of the Installation, Licensee shall acquire such additional hardware, network components and systems software as mutually agreed to and as indicated in a revised Initial Product Order, if any, following the On-Site Survey. Licensee shall exercise commercially reasonable efforts to timely complete said Installations on or before the respective scheduled date specified on the Initial Product Order.

      2.2 OSI shall exercise commercially reasonable efforts to complete the Licensed Software Installation on or before the Scheduled Live Production Date specified in the Initial Product Order. OSI's completion of the Licensed Software Installation by the Scheduled Live Production Date, is conditioned upon the Licensee completing those Implementation tasks not identified as OSI's Implementation Services and, therefore, identified as responsibilities of the Licensee, including without limitation, Equipment Installation and Network Installation. All Licensee and OSI tasks will be per the Installation Project Plan, which OSI will prepare, and upon which Licensee and OSI will mutually agree, and upon Licensee's acceptance will be the schedule of tasks and responsibilities necessary to achieve live production by the Scheduled Live Production Date.

3.    FEES AND PAYMENT

      3.1 Licensee shall pay OSI the Implementation Service Fee specified in the Initial Product Order in accordance with paragraph 7.5 Implementation Fees Information Processing System Agreement..

      3.2 If, as a result of the On-Site Survey and the Report, Licensee determines that it desires OSI to perform additional services not included in the Installation Project Plan, such additional services shall be documented in an amended Installation Project Plan. In the event that it is necessary for OSI to perform additional services pursuant to an amended Installation Project Plan, or additionally as a result of Licensee or Licensee's Consultant failing to timely perform Licensee identified tasks in the Installation Project Plan with the result that OSI is required to perform additional services beyond those which OSI customarily and ordinarily performs in the Implementation process for clients similarly situated as Licensee, OSI and Licensee shall enter into good faith negotiations in order to determine the amount of additional days of Implementation Services that will be required to complete Implementation (the "Additional Implementation Service Days") and the rate for such days. The Additional Implementation Service Days and applicable rates agreed upon shall be documented by execution of an OSI Subsequent Product/Service Order Form. Licensee shall pay for such Additional Implementation Service Days at such rates as are evidenced in the OSI Subsequent Product/Service Order Form.

                                    PAGE 41
              IMPLEMENTATION TERMS AND CONDITIONS (ATTACHMENT #5)

4.    TERM AND TERMINATION

      4.1 Implementation Services shall be provided until completion of Implementation as contemplated hereunder.

      4.2 Licensee may terminate the Implementation Services at any time for any reason.

           In the event of termination of the License by Licensee for any reason other than a material breach of the Agreement by OSI with the opportunity to cure within the notice period required by this Agreement, Licensee shall pay to OSI the full Implementation Fee, the full Initial License Fee, the full Training Fee, and any other undisputed amounts, or disputed amounts that have been resolved in OSI's favor through the dispute resolution process provided for in
           Section 6 of the Information Processing System Agreement, that have accrued and are payable by Licensee pursuant to the terms of this Agreement.

5.    EXCLUSIONS

OSI shall have no obligation to conduct Implementation Services in relation to any software other than that specified in a Product Order and shall only be obligated to conduct Licensed Software Installation, Pre-Conversion, if applicable, Conversion, if applicable, and Training Services once Licensee has completed Equipment and Network Installations in accordance with the terms and conditions of this Agreement.

6.    LIMITATION OF LIABILITY

      6.1 OSI REPRESENTS AND WARRANTS THAT ALL IMPLEMENTATION SERVICES WILL BE PERFORMED BY DULY QUALIFIED PERSONNEL IN A PROFESSIONAL WORKMAN-LIKE MANNER AND TO STANDARDS GENERALLY ACCEPTED IN THE INDUSTRY.

      6.2 THESE TERMS AND CONDITIONS CONSTITUTE A SERVICE CONTRACT AND NOT A PRODUCT WARRANTY. THE SOFTWARE AND ALL MATERIALS RELATED TO THE LICENSED SOFTWARE ARE SUBJECT EXCLUSIVELY TO THE WARRANTIES SET FORTH IN THE INFORMATION PROCESSING SYSTEM AGREEMENT.

      6.3 THE PROVISIONS OF THIS SECTION 6 SHALL SURVIVE TERMINATION OR EXPIRATION OF IMPLEMENTATION SERVICES AND/OR THIS AGREEMENT FOR ANY REASON WHATSOEVER.

                          ADDITIONAL ATTACHMENTS FOLLOW

                                    PAGE 42
              IMPLEMENTATION TERMS AND CONDITIONS (ATTACHMENT #5)

                                TRAINING SCHEDULE

This Training Schedule (Attachment #6 to this Agreement) relates to and is incorporated into the Information System Processing Agreement bearing the number set out in the heading to this page. Capitalized terms not defined herein have the same meaning as defined elsewhere in this Agreement. Training on the Licensed Software shall be provided by OSI at OSI's facility to individuals designated by the Licensee on a "Train-the-Trainer" basis, according to the following plan. OSI recognizes that the training needs of individuals will vary and are dependent upon different skill levels. Training shall be performed at OSI's facility in classes or settings which include other party's employees and will not be "private" to Licensee. Some aspects of the training schedule will be basic to some employees while necessary for others. The schedule shall be as follows:

TCBS TRAINING

Training on the OSI Proprietary Software shall be provided by OSI to individuals designated by the Licensee on a "Training the Trainer" basis except for audiences as stated otherwise. The prerequisite training requirement of basic PC (Personal Computer) navigation skills and basic Microsoft Windows functionality is a responsibility of the Licensee. TCBS Training is conducted at OSI, Glastonbury, CT; exceptions to contract training allocations are defined below following the course descriptions.


  COURSES                                                                        LENGTH OF     TOTAL STUDENT DAYS PER
                                                                                 COURSE        CONTRACT
                                                                                                SM       MD       LG


  PRODUCT MANAGER TRAINING/PRODUCT SET-UP WORKSHOP                                  5 day       10       15       20
  Combined lecture and hands on training. Audience should have full knowledge of their current products and be able to make business level decisions while setting up their products on-line.
  Two part training:

  -        A. Major/Minor product concept combined with specific Deposit/loan
  Product training; and

  -        B hands-on workshop to set up the bank's current products on-line.


                                    PAGE 43
                       TRAINING SCHEDULE (ATTACHMENT #6)




  COURSES                                                                        LENGTH OF     TOTAL STUDENT DAYS PER
                                                                                 COURSE        CONTRACT

------------------------------------------------------------------------------------------------------------------------
                                                                                                SM       MD       LG
------------------------------------------------------------------------------------------------------------------------


  DEPOSIT TRAINING                                                                 5 days        5       5        10
  Hands on system training restricted to TRAIN THE TRAINER audience.
  Training is TCBS system functionality; training is NOT tailored to
  Licensee's specific products, business processes or procedures.
  -        conduct common monetary transaction processing.
  -        Teller administrative functions; account inquiries; off line processing; loan monetary transactions.
  -        CSR functions; customer and deposit account opening and
           maintenance, account and miscellaneous inquiries.
  -        Branch operations functions; exception item processing; cashbox management; and printer management.


------------------------------------------------------------------------------------------------------------------------
  LOAN TRAINING                                                                    8 days        8       8        16
  Hands on system training restricted to TRAIN THE TRAINER audience.
  Training is TCBS system functionality; training is NOT tailored to
  Licensee's specific products, business processes or procedures.
  -        loan account opening and maintenance; establish persons and organizations.
  -        process loan monetary transactions.
  -        process loan escrow functions; creating/maintaining property records, tax and insurance information; escrow analysis and invoices.
  -        manage external loan interfaces, batch loan payment coupon printing.
  -        establish loan investor accounts and manage the related activities.
------------------------------------------------------------------------------------------------------------------------
  OPERATIONS TRAINING/ WORKSHOP                                                    5 days        5       10       10
  Hands on system training for TRAIN THE TRAINER audience.  Training is TCBS system functionality; training is NOT tailored to Licensee's specific products, business processes or procedures.
  -        Perform general bank, branch, and department level operations system functions.
  -        Develop/maintain system authorization and security structure.
------------------------------------------------------------------------------------------------------------------------

                                    PAGE 44
                       TRAINING SCHEDULE (ATTACHMENT #6)

  -        Manage the network operating and remote support systems.
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
  COURSES                                                                        LENGTH OF     TOTAL STUDENT DAYS PER
                                                                                 COURSE        CONTRACT
------------------------------------------------------------------------------------------------------------------------
                                                                                                SM       MD       LG
------------------------------------------------------------------------------------------------------------------------
  DATABASE TRAINING ( PRECONVERSION COURSE)                                        1 days        1       1        2
  Hands on and demonstration style training for the database administrators responsible for database activity and maintenance
  -        Start up, shut down, import and export a database.
  -        Complete backup and recovery; switch between archiving modes.
  -        Perform fragmentation of the database
------------------------------------------------------------------------------------------------------------------------
  IRS REPORTING TRAINING                                                           2 days        2       2        2
  Hands on system training for bank employees responsible for processing tax reporting and regulatory compliance duties.

  -        Extract and manage files related to the reporting process.
  -        Experiment with the reporting application.
------------------------------------------------------------------------------------------------------------------------
                        TOTAL TRAINING DAYS PER CONTRACT                                        31       41       62
------------------------------------------------------------------------------------------------------------------------


                          ADDITIONAL ATTACHMENTS FOLLOW

                                    PAGE 45
                       TRAINING SCHEDULE (ATTACHMENT #6)

                           ESCROW TERMS AND CONDITIONS

This attachment relates to and is incorporated into the below-referenced Agreement. Capitalized terms not defined herein have the same meaning as defined elsewhere in this Agreement.

1.    SOURCE CODE AGREEMENT

Upon execution of this Agreement, OSI agrees to immediately place and thereafter maintain the Source Code (as hereinafter defined) from the most current release of the Proprietary Software and the last release of the Proprietary Software (collectively hereinafter referred to as the "Deposit Materials" in escrow with an agent ( the "Escrow Agent") pursuant to an escrow agreement which OSI shall provide to Licensee for review if requested by Licensee (the "Escrow Agreement"). The Source Code shall be updated per each new release. In the event
(i) OSI ceases to do business in the normal course, (ii) is in default of it obligations as set out in the Support Services Terms and Conditions, or (iii) in the event of insolvency, bankruptcy, or assignment for the benefits of creditors of OSI, OSI, OSI's trustee in bankruptcy, or a court of competent jurisdiction shall instruct Escrow Agent to release a copy of the Deposit Materials to Licensee so long as the License remains in full force and effect and Licensee has not materially breached the terms thereof and failed to cure such breach upon timely receipt of proper notice required thereunder. OSI agrees herein that it will pay to Escrow Agent all copying and delivery fees in connection with Escrow Agents'providing the Deposit Materials to Licensee in accordance with the provisions of this Agreement . At Licensee's option, OSI further agrees that it will enter into a three party agreement with Licensee and the Escrow Agent which provides Licensee a greater level of a direct right of action to secure the Deposit Materials provided that (I) the Escrow Agent continues to offer such an agreement and (ii) the incremental fees charged by Escrow Agent for such three party agreement shall be borne by Licensee.

2.    LICENSE

In the event that Licensee obtains the Source Code or the Deposit Materials pursuant to these Escrow Terms and Conditions, the Source Code and deposit Materials shall be deemed to be licensed to the same extent as the Proprietary Software is licensed to Licensee pursuant to the End User Software License, except that:

      a) Licensee shall use the Source Code and Deposit Materials solely to maintain and support, and for these purposes to modify, update and upgrade the Proprietary Software; and

      b) Licensee shall have the right to make such copies of the Licensed Software and Deposit Materials as are reasonably necessary for Licensee's use of the Licensed Software and Documentation as contemplated hereunder and for back up and archival purposes. In exercising this right, Licensee shall reproduce and include the copyright notice and any other notices that appear on the original Licensed Software and Deposit Materials on any copies and any media therefor.

                                     PAGE 46
                  ESCROW TERMS AND CONDITIONS (ATTACHMENT #7)

3.    DEFINITIONS

For purposes of this Agreement, "Source Code" shall mean both machine readable and human readable copies of the Proprietary Software consisting of instructions to be executed upon a computer in the language used by its programmers (i.e. prior to compilation or assembly) in a form in which the program logic of the Proprietary Software is deducible by a human being, fully commented, and including all available related flow diagrams and all other documentation and manuals which would allow persons who are experienced computer programmers but who are unfamiliar with the Proprietary Software to properly effect modifications and support for the Proprietary Software.

                          ADDITIONAL ATTACHMENTS FOLLOW

                                     PAGE 47
                  ESCROW TERMS AND CONDITIONS (ATTACHMENT #7)

                             AMENDMENTS TO AGREEMENT

The following shall constitute Amendments to this Agreement, and except for the following amendments this Agreement shall in all other respects be the sole agreement of the parties unamended hereby.

1. The following are additional amendments to this Agreement.
a) For any prospect banks from the states of Tennessee, Kentucky and Indiana where Licensee hosts a visit and demonstration of the OSI system and such banks sign an Agreement to license and install the OSI system, the Licensee shall receive a credit of $3,000 to be applied to fees for services under this Agreement. For any prospect banks from the states of Tennessee, Kentucky and Indiana where Licensee provides an introduction to OSI and hosts a visit and demonstration of the OSI system and such banks sign an Agreement to license and install the OSI system, the Licensee shall receive a credit of $5,000 to be applied to fees for services under this Agreement. This program shall remain in effect during the entire Initial Term of this Agreement.
b) OSI will provide annual audited financial statements and semi-annual unaudited financial statements to Licensee.
c) OSI will honor the prices for all standard interfaces shown on the Initial Product Order pending resolution of those required by Licensee. d) Upon receipt of a charter by Pinnacle National Bank, the License and this Agreement shall be assigned by Pinnacle Financial Partners Inc. to Pinnacle National Bank.







Licensee: PINNACLE FINANCIAL PARTNERS INC.

Signature: /s/ Hugh M. Queener                             Date: June 27, 2000
          -----------------------------------------------      ----------------

Name:  Hugh M. Queener                       Title: Chief Administrative Officer
     ---------------------------------------        ----------------------------

OPEN SOLUTIONS INC.

Signature:  /s/ John L. Person                               Date: July 12, 2000
           -------------------------------------------------       -------------

Name : JOHN L. PERSON                         Title:  PRESIDENT
     ----------------------------------------       ----------------------------

                                     PAGE 48
                    AMENDMENTS TO AGREEMENT (ATTACHMENT #8)

                               ATTACHMENTS FOLLOW









                                     PAGE 49
                    AMENDMENTS TO AGREEMENT (ATTACHMENT #8)